Exhibit 99.1
CONSULTING AGREEMENT
     THIS AGREEMENT is made effective as of 27th of July, 2006 (“Effective Date”), by and between Jafra Cosmetics International, Inc, a Delaware corporation (“Company”) and Pacific Rim Partners Limited, a British Virgin Islands Business Company, with registered office at Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands and BVI Company Number of 1038114 (“Consultant”).
RECITALS
     A. Consultant has demonstrated an understanding and appreciation for the nature of Company’s business. As a result, Company wishes to offer Consultant a role in the expansion of Company’s business world wide;
     B. Consultant desires to assist Company in creating a global strategy focused on regional operations and expanding Company’s global business to create a global network that supports the needs of customers worldwide, and Company desires to have such services performed by Consultant;
     C. Consultant’s specific services are not currently part of Company’s core business and therefore Company needs to contract independently for Consultant’s specific skill set.
     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:
     1. SERVICES, CONSIDERATION AND TERM
          (a) Services. Consultant shall perform for Company services described in Exhibit A attached hereto and incorporated herein by reference (“Services”) and other such Services as Company may prescribe.
          (b) Fees. The Company shall pay Consultant as set forth in Exhibit A attached hereto and incorporated herein by reference. Consultant shall devote such time as is reasonably required to the performance of Consultant’s responsibilities under this Agreement.
          (c) Expenses. The Company will pay the Consultant a flat rate of 20% of the annual Fees as under b). There will be no other reimbursements for, including but not limited to, travel and communication expenses
          (d) Term. This Agreement shall become effective as of the date first set forth above and shall remain in full force and effect until the second anniversary of the Effective Date, unless terminated earlier in accordance with this Agreement.

     2. CONFLICTING OBLIGATIONS
          Consultant confirms that neither Consultant, nor any of its employees or agents (collectively “Consultant” for purposes of this Agreement), has not executed nor is bound by, or party to, any non-compete covenant, restriction, or other agreement, contractual or otherwise, with any prior or current employer, supplier, customer or firm with which the Consultant has been associated or that would prevent the consultant from working with Company in the capacity as stated herein, or otherwise impede or restrict the fulfillment of the terms of this Agreement with Company.
     3. INDEPENDENT CONSULTANT
          (a) Independent Consultant Status. It is the express intention of the parties that Consultant is an independent consultant and not an employee, agent, representative, joint venturer or partner of the Company. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between Company and Consultant or any employee or agent of Consultant. The parties acknowledge that Consultant is not an employee for state or federal tax purposes. Consultant is obligated to report as income all income received by Consultant pursuant to this Agreement, and Consultant agrees to and acknowledges the obligation to pay all self-employment and other taxes thereon including applicable foreign, federal, state and local income taxes, unemployment insurance, workers’ compensation insurance, disability insurance, Social Security taxes and other charges. Consultant further agrees to indemnify, defend and hold harmless the Company from any and all claims made by any entity on account of an alleged failure by Consultant to satisfy such withholding or other obligation.
          (b) Consultation for Others. Consultant is free to perform work as a consultant or employee for any other entity and/or person provided that such engagement does not create a conflict of interest with Consultant’s obligations to the Company. Specifically, Consultant is prohibited from providing services to a direct competitor of the Company during the Term and Consultant must, during and after the Term, comply with the conditions of Paragraph 4 below.
          (c) Employment of Assistants. Consultant may, at Consultant’s own expense, employ such assistants as Consultant deems necessary to perform the services required of Consultant by this Agreement. Consultant assumes full and sole responsibility for the payment of all compensation and expenses of these assistants and for all federal, state and local income taxes, unemployment insurance, workers’ compensation insurance, disability insurance, Social Security taxes, and other applicable withholdings.
          (d) Time and Place of Providing Services. As long as Consultant delivers acceptable services to Company in a timely fashion, Consultant shall generally have the discretion to determine the location and times of rendering services as well as any lawful method of accomplishing Consultant’s Services.
          (e) Records and Reports. Consultant shall keep complete and systematic written records of all work relating to the performance of Services by Consultant hereunder and shall submit monthly invoices to Company’s accounts payable for all services rendered for that month. Further Consultant reports on progresses on a monthly base.
          (f) Equipment, Documentation and Specifications. Consultant shall supply all equipment and instruments required to perform Services under this Agreement, except when such equipment or supplies are unique to Company in which case Company shall provide Consultant with such equipment, instruments, documentation and specifications as may reasonably be required by Consultant for performance by Consultant of duties set forth herein. Such equipment, instruments, documentation and specifications shall at all times remain the property of Company.
     4. CONFIDENTIAL INFORMATION
          (a) Definition. “Confidential Information” means any of the Company’s (including its parents’, affiliates’ or subsidiaries’) proprietary information, technical data, trade secrets or know-how, including but not limited to all actual or potential customer, employee, supplier, and distributor lists, contacts and addresses, information about employees and employee relations, training manuals and procedures, recruitment method and procedures, employment contracts, employee handbooks, marketing, business plans and projections, price lists, costs and expenses, budgets, proposals, financial information, product plans, products, services, research, developments, systems, formulas, technology, inventions, prototypes, computer programs, software, devices, patterns, processes, designs, source codes, mask- works, drawings, engineering, hardware configuration information, manufacturing methods, distribution techniques, specifications, tapes, and compilations of information all of which are owned by the Company, parents, affiliates or subsidiaries of the Company, other parties with which the Company does business (“Third Parties”) or customers of the Company, and which are used in the operation of the Company’s, Third Parties’ and/or a customer’s business. Confidential Information includes, but is not limited to, information disclosed in connection with the Services. Confidential Information shall not include information that: (i) is now or subsequently becomes generally available to the public through no wrongful act or omission of the Consultant; (ii) Consultant can demonstrate to have had rightfully in its possession prior to disclosure to Consultant by the Company; (iii) is independently developed by Consultant without use, directly or indirectly, of any Confidential Information; or (iv) Consultant rightfully obtains from a third party who has the right to transfer or disclose it.
          (b) Non-Use and Non-Disclosure. Except to the extent necessary to perform Services, the Consultant shall not reproduce, use, distribute, disclose or otherwise disseminate Company Confidential Information or that of the Company’s customers. Consultant shall not take any action causing, or fail to take any reasonable action necessary to prevent, any Confidential Information disclosed to or developed by Consultant to lose its character as Confidential Information. Consultant shall not remove Confidential Information from Company or the location(s) designated by Company except as expressly permitted by Company in writing.
               Consultant agrees that access to Confidential Information will be limited to those employees or other authorized representatives of Consultant who: (1) need to know such Confidential Information in connection with their provision of Services; and (2) have signed agreements with Consultant obligating them to maintain the confidentiality of information disclosed to them and designated or defined as confidential. Consultant further agrees to inform such employees or authorized representatives of the confidential nature of Confidential Information and agrees to take all necessary steps to ensure that the terms of this Agreement are not violated by them.
          Additionally, Consultant agrees not to use any Developments, as defined below, in connection with any project which Consultant undertakes for himself or for any party other than Company without the prior express written approval of Company in each instance.
          (c) Former Employer’s Confidential Information. Consultant shall not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer or other person or entity with which Consultant has an agreement or duty to keep in confidence information acquired by Consultant in confidence, if any, and Consultant will not bring onto the premises of Company any unpublished document or proprietary information belonging to such employer, person or entity, unless consented to in writing by such employer, person or entity. Consultant will indemnify, defend and hold harmless the Company from and against all claims, liabilities, damages and expenses, including reasonable attorneys’ fees and costs of suit, arising out of or in connection with any violation or claimed violation of a third party’s rights resulting in whole or in part from the Company’s use of the work product of Consultant under this Agreement.
          (d) No Export. Consultant acknowledges that Confidential Information or other information disclosed in connection with Services may be considered technical data that is subject to compliance with the export control laws and regulations of the United States or any other jurisdiction, and hereby agrees to comply with such laws.
          (e) Return of Company Property and Information. Upon termination of this Agreement or upon request by Company, Consultant shall promptly deliver to Company any and all Company property and Confidential Information, as defined in Paragraph 4, in Consultant’s, or Consultant’s agent’s possession, custody or control. Consultant agrees to sign and deliver the Termination Certification attached hereto as Exhibit B.

     5. INTELLECTUAL PROPERTY RIGHTS
          (a) Assignment. Consultant has attached hereto, as Exhibit C, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by Consultant prior to the date hereof, which belong to Consultant and which relate to Company’s proposed business and products, and which are not assigned to Company; or, if such list is not attached or is left blank, Consultant represents that there are no such inventions.
          All Confidential Information shall remain the property of Company and no license or other right to such information is granted or implied hereby. The Services and all Confidential Information developed in connection therewith shall be the sole and exclusive property of Company. In the event such Services or Confidential Information developed in connection therewith is deemed not to be the property of Company, Consultant hereby assigns all rights thereto to Company and hereby agrees to sign all instruments reasonably necessary in the opinion of Company to eliminate any ambiguity as to ownership by Company. Consultant agrees and herein assigns to Company all of his rights as a consultant which are equivalent to those rights afforded to employees under Section 2870 of the California Labor Code (as set forth in Exhibit D hereto) which would exempt from this provision any invention as to which he can prove the following: (i) it was developed entirely on Consultant’s own time; and (ii) no equipment, supplies, facility or trade secret of Company was used in its development; and (iii) it does not relate to the business of Company or to Company’s actual or demonstrably anticipated research and development; and (iv) it does not result from any work performed by Consultant for Company.
          (b) Further Assurances. Consultant agrees that all ideas, techniques, inventions, systems, formulae, business and/or marketing plans, projections or analysis, discoveries, technical information, programs, prototypes, and similar developments, improvements or creations developed, conceived, created, discovered, made, written or obtained by Consultant in the course of or as the result, direct or indirect, of performance of Consultant’s duties hereunder (hereinafter called “Developments”), and all related intellectual property rights, including but not limited to writings and other works of authorship, United States and/or foreign letters, patents, maskworks, copyright or trademark registrations and/or other forms of protection thereof, shall be and remain the property of Company, its parents, affiliates or subsidiaries. Consultant further agrees to assign (or cause to be assigned) and does hereby assign fully to Company all such Developments and any copyrights, patents, maskwork rights or other intellectual property rights relating thereto. Consultant, insofar as Consultant has the right to do so, agrees that Consultant will execute or cause to be executed such United States and/or foreign letters, patents, maskworks, copyright or trademark registrations and other documents and agreements and take such other action as may be desirable in the opinion of Company to enable intellectual property, copyright and/or other forms of protection for Developments to be obtained, maintained, renewed, preserved and protected throughout the world by or on behalf of Company.

          (c) Pre-Existing Materials. Consultant agrees that if in the course of performing the Services, Consultant incorporates into any invention developed hereunder any invention, improvement, development, concept, discovery or other proprietary information owned by consultant or in which Consultant has an interest, (i) Consultant shall inform Company, in writing before incorporating such invention, improvement, development, concept, discovery or other proprietary information into any invention; and (ii) the Company is hereby granted and shall have a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license to make, have made, modify, use and sell such item as part of or in connection with such invention. Consultant shall not incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by any third party into any invention without Company’s prior written permission.
     6. GOVERNMENT CONTRACTS
          Use, duplication, or disclosure by the United States Government is subject to restrictions as set forth in subdivisions (b) and (c), Part 252.227-7013 of Title 48 of the United States Code of Federal Regulations (Rights in Technical Data and Computer Software) and any successor statute thereto.
     7. NON-SOLICITATION
          Consultant agrees that for a period of one (1) year after the termination of this Agreement, in any county in the United States or equivalent geographical subdivision in which Company does business, Consultant will not (i) solicit or induce employees of Company to terminate their employment with Company, or (ii) solicit any identified customers or identified potential customers of Company to induce such customers or potential customers to terminate or reduce their business relationship with Company, or any of its affiliated companies.
     8. TERMINATION
          (a) Termination Upon Notice. Either party may, at its option, terminate this Agreement upon five (5) calendar days’ written notice to the other party, or, in the event of a termination by the Company for a reason other than detailed in Paragraph 8(b), upon payment of one months’ fees in lieu of written notice. Upon such termination all rights and duties of the parties toward each other shall cease except as to Consultant’s maintenance of confidential and proprietary information and that Company shall be obliged to pay, within thirty (30) days of the effective date of termination, for all satisfactory Services completed by Consultant through the date of notice of termination. If work in progress, Company shall be liable for only the pro-rata portion of the completed work and for incurred expenses, if any, in accordance with the provisions of Exhibit A hereof. Termination of this Agreement pursuant to this Paragraph 8 shall not relieve Consultant of the obligations assumed under Paragraphs 4 and 5 herein. Any notice or other communication to be given by Company to Consultant hereunder shall be in writing and shall be deemed received when personally delivered or mailed by certified or registered mail with return receipt requested, and shall be addressed to Consultant at Consultant’s address appearing on the first page of this Agreement or to such other address as may have been furnished in writing. Any notice or other communication to be given by Consultant to the Company hereunder shall be in writing and mailed by certified or registered mail with return receipt requested, and shall be addressed to Company at its principal corporate offices, to the attention of Chief Executive Officer, Jafra Cosmetics International, Inc.
          (b) Automatic Termination. This Agreement shall terminate automatically on the second anniversary of the Effective Date or on the occurrence of bankruptcy or insolvency of either party, death of the Consultant or assignment of this Agreement except as provided under Paragraph 9(e).
          (c) Continuation of Obligations. Consultant agrees that all obligations under Paragraphs 4 and 5 of this Agreement shall continue in effect after termination of the Agreement, and that Consultant will notify any future client, potential client or employer of Consultant’s obligations under this Agreement and that Company will be entitled to communicate regarding Consultant’s obligations to any such person or entity.
     9. MISCELLANEOUS
          (a) Injunctive Relief. Consultant acknowledges that any unauthorized disclosure or use of Confidential Information would constitute a material breach of this Agreement and may cause great or irreparable injury to Company for which pecuniary compensation would not afford adequate relief, or it would be extremely difficult to ascertain the amount of the compensation which would afford adequate relief. Therefore, in the event of such breach, Consultant agrees that Company will have the right to seek and obtain injunctive relief in addition to any other rights and remedies it may have. The parties agree that said injunctive relief may be obtained without the need to post a bond. Should a court nonetheless impose a bond, the parties agree that a bond in the amount of $1000 is adequate to protect the Consultant in the event the injunctive relief subsequently is determined to have been wrongfully issued.
          (b) Governing Law and Venue. This Agreement shall be deemed to be a contract made under, and shall be governed and construed in accordance with, the laws of the State of California. The federal courts or state courts of the State of California, County of Los Angeles, shall have exclusive jurisdiction to adjudicate any dispute arising out of this Agreement, and the parties hereto consent to the jurisdiction of said court and waive any objection to said venue.
          (c) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter herein and any and all written or oral agreements or contracts heretofore existing between the parties are superseded by this Agreement. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless made in writing specifically referring to this Agreement and duly signed by an authorized officer or agent for each party hereto.

          (d) Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, all of which shall remain enforceable in accordance with their terms. Should any of the obligations created hereunder be found illegal and unenforceable for being too broad with respect to the duration, scope, or subject matter thereof, such obligation shall be deemed and construed to be reduced to the maximum duration, scope or subject matter by law.
          (e) Assignability. Neither party shall assign, transfer or sell its rights under this Agreement or delegate its duties hereunder without the prior express written consent of the other party, and any attempted assignment or delegation shall be void and without effect unless accomplished as set forth in this section; provided, however, that Company may, without consent, assign this Agreement to any person or entity acquiring its business or assets.
          (f) Attorneys’ Fees and Court Costs. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which it may otherwise be entitled.
     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

PACIFIC RIM PARTNERS LIMITED
Dated: July 27, 2006

By: Ronald B. Clark
Its: Director

By: Gonzalo Rubio Ramos
Its: Director

Address:
Trident Chambers, P.O. Box 146, Road Town, Tortola, British Virgin Islands

BVI Company Number of 1038114

Taxpayer ID Number:

Accepted and Agreed to:

For and on behalf of
Jafra Cosmetics International Inc,

Jafra Worldwide Holdings (Lux) S.a.r.l.

By:

Markus von Blomberg

Wolfgang Bahlmann

EXHIBIT A
     1. Contact. Consultant’s principal Company contact is:
Name: Eugenio Lopez Barrio
Title: Chief Executive Officer
     2. Services. The Services provided by Consultant to Company shall include, but shall not be limited to, the following:
          (a) Coordinate with a selected management individual and/or team to open Jafra Indonesia.
          (b) Coordinate the reopening of Jafra Brazil as a Jafra Company from a distributorship.
          (c) preferred (but not exclusive) executive search for country managers in new markets.
     3. Fees.
          (a) For Services (a) through (c), Consultant will receive a fee of USD 700,000 per year during the Term;

EXHIBIT B
[COMPANY]
CERTIFICATION OF RETURN OF COMPANY PROPERTY AND INFORMATION
This is to certify that I do not have in my possession, nor have I failed to return, any devices, records, software, data, notes, reports, proposals, lists, and sources of customers, lists of employees, proposals to customers, drafts of proposals, business plans and projections, reports, job notes, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items belonging to [COMPANY], its subsidiaries, affiliates, successors or assigns (together, the “Company”).
I further certify that I have complied with all terms of the Company’s confidential and proprietary information provisions in the Consulting Agreement signed by me, including the reporting of any inventions and original works of authorship (as defined therein) conceived or made by me (solely or jointly with others) covered by that Agreement.
I further agree that, in compliance with the Consulting Agreement, I will preserve as confidential all trade secrets, confidential knowledge, data or other proprietary information relating to products, processes, know-how, designs, formulas, developmental or experimental work, computer programs, data bases, other original works of authorship, customer lists, business plans, financial information or other subject matter pertaining to any business of the Company of any of its customers, consultants or licensees.

Date:

[TYPE/PRINT CONSULTANT NAME]

Signature

EXHIBIT C
LIST OF PRIOR INVENTIONS
AND ORIGINAL WORKS OF AUTHORSHIP

IDENTIFYING NUMBER
TITLE	DATE	OR BRIEF DESCRIPTION

EXHIBIT D
Consultant understands and agrees that he is not an employee of Consultant, but waives any rights he might have as a consultant which are equivalent to those afforded to employees under California Labor Code Section 2870, which provides as follows:
“Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of his or her rights in an invention to his or her employer shall not apply to an invention for which no equipment, supplies, facility, or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (a) which does not relate (1) to the business of the employer or (2) to the employer’s actual or demonstrably anticipated research or development, or (b) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.”